THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

                            ONCURE TECHNOLOGIES CORP.
                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

Date of Issuance:  May 15, 2002                              Certificate No. W-1

     THIS IS TO CERTIFY that ALPINE VENTURE CAPITAL PARTNERS LP, a Delaware limited partnership, and its transferees, successors and assigns (the "Holder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from ONCURE TECHNOLOGIES CORP., a Florida corporation (the "Company"), at the price per share equal to $.75 (as the same may be adjusted from time to time, the "Exercise Price"), at any time after the date hereof (the "Commencement Date") and expiring on the fifth anniversary of the date hereof (the "Expiration Date"), ONE MILLION (1,000,000) shares of fully paid and nonassessable Common Stock (as such number may be adjusted as provided herein). The 1,000,000 shares of Common Stock which may be purchased pursuant to this Warrant are referred to herein as the "Aggregate Number," as such number may be adjusted as provided herein.

     Certain capitalized terms used herein are defined in Section 10 hereof. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as hereinafter set forth.

SECTION 1. THE WARRANT; TRANSFER AND EXCHANGE.

         (a) The Warrant. This Common Stock Purchase Warrant (this "Warrant") is issued under and pursuant to the Purchase Agreement. This Warrant and the rights and privileges of the Holder and the Company hereunder may be exercised by the Holder in whole or in part as provided herein; shall survive any termination of the Purchase Agreement; and, as more fully set forth in Section 1(b), may, subject to the terms and conditions of the Registration Rights Agreement, be transferred by the Holder to any other Person or Persons at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Purchase Agreement.

         (b) Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 9 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event the Warrant is only partially transferred) and the surrendered warrant shall be canceled. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office of the Company, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

SECTION 2. EXERCISE.

         (a) Right to Exercise. At any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with the Election to Purchase, in the form attached hereto as Exhibit A and made a part hereof (the "Election to Purchase"), duly executed, and payment of the Exercise Price per share for the number of shares of Common Stock to be purchased (the "Exercise Amount"), as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

         (b) Payment of Exercise Price. Payment of the Exercise Price shall be made to the Company as follows (or any combination thereof): (i) in cash or other immediately available funds, (ii) by surrender to the Company of Notes in an aggregate amount (including principal and interest accrued thereon) equal to the Exercise Price, or (iii) as provided in Section 2(c). In the case of payment of all or a portion of the Exercise Price pursuant to Section 2(c), the direction by the Holder to make a "Cashless Exercise" shall serve as accompanying payment for that portion of the Exercise Price. The amount of the Exercise Price to be paid shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price per share.

         (c) Cashless Exercise. The Holder shall have the right to pay all or a portion of the Exercise Price by making a "Cashless Exercise" pursuant to this
Section 2(c), in which case the portion of the Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase (the "Exercised Shares") by an amount (the "Cashless Exercise Shares") equal to (i) the Exercise Price multiplied by the Exercise Shares and divided by (ii) the Market Price per share. The number of shares of Common Stock to be issued to the Holder as a result of a Cashless Exercise will therefore be equal to the Exercised Shares minus the Cashless Exercise Shares.

         (d) Issuance of Shares of Common Stock. Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of

Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon such surrender of this Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in Section 2(c) for a Cashless Exercise.

         (e) Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Market Price per share determined as of the Business Day immediately preceding the date of exercise of this Warrant.

         (f) Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

SECTION 3. PAYMENT OF TAXES. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 6 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the Holder in respect of which such shares or securities are issued.

SECTION 4. REPLACEMENT WARRANT. In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company.

SECTION 5. RESERVATION OF COMMON STOCK AND OTHER COVENANTS.

         (a) Reservation of Authorized Common Stock. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or securities deliverable pursuant to
Section 6 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Warrant.

         (b) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 6 hereof, require registration with or approval of any governmental authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be.

         (c) Regulatory Requirements and Restrictions. In the event of any reasonable determination by the Holder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), the Holder is effectively restricted or prohibited from holding this Warrant or the Warrant Shares (including any shares of capital stock or other securities distributable to the Holder in any merger, reorganization, readjustment or other reclassification), or otherwise realizing upon or receiving the benefits intended under this Warrant, the Company shall, and shall use its reasonable best efforts to have its shareholders, take such action as the Holder and the Company shall jointly agree in good faith to be reasonably necessary to permit the Holder to comply with such Regulatory Requirement. The costs of taking such action, whether by the Company, the Holder or otherwise, shall be borne by the Holder.

         (d) Validly Issued Shares. The Company covenants that all shares of Common Stock that may be delivered upon exercise of this Warrant, assuming full payment of the Exercise Price, (including those issued pursuant to Section 6 hereof) shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than such security interests, encumbrances and claims granted by the Holder.

SECTION 6. ADJUSTMENTS. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time in accordance with the following provisions:

         (a) Certain Definitions. For purposes of this Section 6:

            (i) The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued, or deemed to be issued by the Company pursuant to subsection (f) of this Section 6, after the Original Issue Date except as a result of (v) the issuance of Warrant Shares upon exercise of this Warrant, (w) shares of Common Stock issuable upon conversion of the Series C Stock (or any shares of Preferred Stock into which such shares of Series C Stock are exchanged), Series D Stock, Series E Stock (or any shares of Preferred Stock into which such shares of Series E Stock are exchanged) and Series H Stock, (x) shares of Common Stock issuable upon the exercise of Options (as defined below); provided that such Options are issued and outstanding as of the Original Issue Date, and (y) up to 3,000,000 shares of Common Stock issuable upon the exercise of stock options or other awards made or denominated in shares of Common Stock granted under the Company's 2001 Stock Option Plan, or any successor plan; provided that the exercise price of each such stock option and the exercise price for each other award made or denominated in shares of Common Stock is no less than the Market Price of the Common Stock on the date of the grant of such stock option (the "Management Options").

            (ii) The term "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities (other than this Warrant) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

            (iii) The term "Options" means any and all rights, options or warrants to subscribe for, purchase or otherwise in any manner acquire Common Stock or Convertible Securities.

         (b) Subdivision or Combination of Shares. In case outstanding shares of Common Stock shall be subdivided, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Common Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Common Stock shall be combined, the Exercise Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Common Stock for the purpose of so combining, whichever is earlier.

         (c) Stock Dividends. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock, then upon exercise of this Warrant, the Holder shall be entitled to receive, in addition to the Aggregate Number, that kind and number of shares of stock which such holder would have been entitled to receive if the holder had held the Common Stock issuable upon exercise of this Warrant as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution).

         (d) Liquidating Dividends, Etc. In the event the Company shall make a distribution of its assets to the holders of its Capital Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law, the Holder shall, upon its exercise, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to it as owner of that number of shares of Common Stock receivable by exercise or conversion of this Warrant had it been the Holder of record of such Common Stock on the record date for such distribution, or if no such record is taken, as of the date of such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

         (e) Issuance of Additional Shares of Common Stock. If the Company shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection (f) below) after the Original Issue Date (other than as provided in the foregoing subsections (b) and (c)), for no consideration or for a consideration per share less than the Exercise Price on the date of such issue, then in such event and concurrently with such issue, the Exercise Price shall be reduced to a price equal to the price paid per share for such Additional Shares of Common Stock.

         (f) Deemed Issue of Additional Shares of Common Stock. Except as set forth in subsection (a) above, if the Company at any time or from time to time after the Original Issue Date shall issue any Convertible Securities or Options or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or

Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options, or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue of Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

            (i) no further adjustments in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or the issue of Common Stock upon the conversion, exercise or exchange of such Convertible Securities;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issuance of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, upon any such increase or decrease becoming effective, shall be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion, exercise or exchange under such Convertible Securities;

            (iii) upon the expiration of any such Options or any rights of conversion, exercise or exchange under such Convertible Securities which shall not have been exercised, the Exercise Price computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

               (A) in the case of Options or Convertible Securities, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion, exercise or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company (x) for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon exercise of the Options or (y) for the issue of all such Convertible Securities which were actually converted, exercised or exchanged plus the additional consideration, if any, actually received by the Company upon the conversion, exercise or exchange of the Convertible Securities; and

               (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

            (iv) No readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (x) the Exercise Price on the original adjustment date or (y) the Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

            (v) In the case of any Options which expire by their terms not more than 90 days after the date of issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause
(iii) above.

         (g) Determination of Consideration. For purposes of this Section 6, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

            (i) Cash and Property. Such consideration shall:

               (A) insofar as it consists of cash, be the aggregate amount of cash received by the Company; and

               (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of the issue, as determined in good faith by the vote of a majority of the Board or if the Board cannot reach such agreement, by a qualified independent public accounting firm, other than the accounting firm then engaged as the Company's independent auditors.

         (h) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection (f) above, relating to Options and Convertible Securities shall be determined by dividing:

               (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion, exercise or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion, exercise or exchange of such Convertible Securities, by

               (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options and/or conversion, exercise or exchange of such Convertible Securities.

            (i) Other Provisions Applicable to Adjustment Under this Section. The following provisions shall be applicable to the adjustments in Exercise Price as provided in this Section 6:

            (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

            (ii) Other Action Affecting Common Stock. If the Company shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 6(b) through 6(f) hereof, inclusive, which would have an inequitable effect on the holders of this Warrant, then the Exercise Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

         (j) Minimum Adjustment. No adjustment of the Exercise Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Exercise Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

         (k) Certain Adjustments. The Exercise Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the Exercise Price pursuant to Section 6(f)(ii) or (iii).

         (l) Notices of Adjustments. Whenever the Exercise Price is adjusted as herein provided, an officer of the Company shall compute the adjusted Exercise Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Exercise Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the Holder.

         (m) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class purchasable upon exercise of this Warrant (other than as set forth in Section 6(b)), or in case of any consolidation or merger of the Company with or into any other Person, the Company, or such successor Person, as the case may be, shall execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant for, in lieu of each share of the Warrant Shares theretofore purchasable hereunder at such time, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by a holder of one share of the Warrant Shares. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(m) shall apply similarly to successive reclassifications, changes, consolidations and mergers.

SECTION 7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under Section 6 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise or (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

SECTION 8. TRANSFERS OF THE WARRANT.

         (a) Generally. Subject to the restrictions set forth in this Section 8, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part. This Warrant and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein and in the Purchase Agreement and to the provisions and conditions contained in the Registration Rights Agreement, and every Holder hereof by accepting the same agrees with the Company to such provisions and conditions, and represents to the Company that this Warrant has been acquired and the Warrant Shares will be acquired for the account of the Holder for investment and not with a view to or for sale in connection with any distribution thereof.

         (b) Compliance with Securities Laws. The Holder agrees that the Warrant and the Warrant Shares may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws. In the event that the Holder transfers this Warrant or the Warrant Shares pursuant to an applicable exemption from registration, the Company may request, at its expense, an opinion of counsel that the proposed transfer does not violate the Securities Act and applicable state securities laws.

         (c) Restrictive Securities Legend. The certificate representing the shares of Common Stock issued upon the exercise of the Warrant shall bear the restrictive legends set forth below:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any State and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable State securities laws or pursuant to an applicable exemption from the registration requirements of such Act and such laws."

     SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     The Company hereby represents, warrants and covenants to the Holder that so long as Holder holds the Warrant or any Warrant Shares:

         (a) Reservation of Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock as shall be sufficient to enable the Company to issue Common Stock upon exercise of the Warrant.

         (b) Certain Amendments. The Company will not, and will not permit or cause any of its Subsidiaries to amend, modify or change any provision of its Articles of Incorporation, Bylaws or the terms of any class or series of its Capital Stock to the extent such amendment, modification or change would have a disproportionate adverse effect on the Holder as compared to any other holder of the Common Stock of the Company and directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of the Company and any such Subsidiaries to perform and comply with their respective obligations under the Warrant.

         (c) Limitation on Certain Restrictions. The Company will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of the Company and any such Subsidiaries to perform and comply with their respective obligations under this Warrant.

SECTION 10. DEFINITIONS.

     As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings.

     "Affiliate" means, with respect to any Person, a Person (a) directly or indirectly controlling, controlled by, or under common control with, such Person, (b) directly or indirectly owning or holding ten percent (10%) or more of any Equity Interest in such Person or (c) ten percent (10%) or more of whose voting stock or other Equity Interest is directly or indirectly owned or held by such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Aggregate Number" has the meaning set forth in the Preamble.

     "Articles of Incorporation" means, as to a Person, unless the context in which it is used shall otherwise require, the Articles of Incorporation (or equivalent or similar organizational documents) of such Person as in effect on the date hereof.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to close.

     "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on a Person the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

     "Commencement Date" has the meaning set forth in the Preamble.

     "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" means the common stock, par value $.001 per share, of the Company or any other Capital Stock of the Company into which such stock is reclassified or reconstituted.

     "Company" has the meaning set forth in the Preamble.

     "Convertible Securities" has the meaning set forth in Section 6.

     "Election to Purchase" has the meaning set forth in Section 2(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder as the same shall be in effect at the time.

     "Exercise Amount" has the meaning set forth in Section 2(a).

     "Exercise Price" has the meaning set forth in the Preamble.

     "Expiration Date" has the meaning set forth in the Preamble.

     "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity or person exercising executive, legislative, judicial, arbitral, regulatory or administrative functions of or pertaining to government, regulation or compliance.

     "Holder" or "Holders" means any holder of an interest in the Warrant or the outstanding Warrant Shares.

     "Market Price" means, with respect to the shares of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or Market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National

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

Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Company's Board of Directors shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Corporation.

     "Material Adverse Effect" means a material adverse effect on the assets, business, properties, operations, condition (financial or otherwise) or prospects of the Company, individually, or the Company and its Subsidiaries, taken as a whole.

     "Notes" means the Convertible Promissory Note, dated the date hereof, by and between the Company and the Holder, as amended or supplemented from time to time.

     "Options" shall have the meaning set forth in Section 6.

     "Original Issue Date" means May 15, 2002.

     "Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, Governmental Authority, or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "Preferred Stock" means shares of preferred stock, par value $.001 per share, of the Company.

     "Principal Office" means the 7450 East River Road, Suite 3, Oakdale, CA 95361, or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holder.

     "Purchase Agreement" means the Purchase Agreement, dated the date hereof, by and between the Company and the Holder, as amended or supplemented from time to time.

     "Regulatory Requirement" has the meaning set forth in Section 5(c).

     "Requirements of Law" means, with respect to a Person, the Articles of Incorporation and Bylaws or other organizational or governing documents of such Person, or any law, treaty, code, rule, regulation, right, privilege, qualification, license or franchise or determination of any Governmental Authority, in each case applicable or binding upon such Person or any of such Person's property or to which such Person or any of such Person's property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

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

     "Series C Stock" means the shares of the Series C Cumulative Accelerating Redeemable Preferred Stock, par value $0.001 per share, of the Company.

     "Series D Stock" means the shares of the Series D Cumulative Accelerating Redeemable Preferred Stock, par value $0.001 per share, of the Company.

     "Series E Stock" means the shares of the Series E Cumulative Accelerating Redeemable Preferred Stock, par value $0.001 per share, of the Company.

     "Series H Stock" means the shares of the Series H Cumulative Accelerating Redeemable Preferred Stock, par value $0.001 per share, of the Company.

     "Subsidiary(ies)" means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

     "Warrant" has the meaning set forth in Section 1(a).

     "Warrant Securities" means the Warrant and the Warrant Shares, collectively.

     "Warrant Shares" means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock.

SECTION 11. DELAYS, OMISSIONS AND INDULGENCES. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder's part of any breach or default under this Warrant, or any waiver on the Holder's part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

SECTION 12. RIGHTS OF TRANSFEREES. The rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 13. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

To Company:        OnCure Technologies Corp.
                   7450 East River Road, Suite 3
                   Oakdale, CA 95361
                   Attn:  Jeffrey A. Goffman
                   Fax:   (949) 721-6610

                   With a copy to:

                   Scott M. Zimmerman, Esq.
                   Swidler Berlin Shereff Friedman, LLP
                   The Chrysler Building
                   405 Lexington Avenue
                   New York, NY  10174
                   Fax:   (212) 891-9598

To Holder:         Alpine Venture Capital Partners LP
                   One North Clematis Street, Suite 510
                   West Palm Beach, FL 33401
                   Attn:  Stephen J. Warner
                   Fax:   (561) 838-4105

                   With a copy to:

                   Peter J. Sheptak, Esq.
                   Edwards & Angell, LLP
                   One North Clematis Street, Suite 400
                   West Palm Beach, FL 33401
                   Fax:   (561) 655-8719

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

SECTION 14. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors or heirs and personal representatives and permitted assigns; provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

SECTION 15. GOVERNING LAW. This Warrant is to be construed and enforced in accordance with and governed by the laws of the State of Florida and without regard to the principles of conflicts of law of such state. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN PALM BEACH COUNTY, FLORIDA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY RELATED AGREEMENT, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS.

SECTION 16. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

SECTION 17. ENTIRE AGREEMENT. This Warrant, together with the Note, the Registration Rights Agreement and the Purchase Agreement, contains the entire agreement among the parties with respect to the subject matter hereof and thereby supercedes all prior and contemporaneous agreements or understandings with respect thereto.

SECTION 18. HEADINGS. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 19. AMENDMENT. Amendments and Modifications of this Warrant may be made only in the manner provided in Section 4.4 of the Purchase Agreement.

SECTION 20. NO STRICT CONSTRUCTION. The Company and the Holder each acknowledge that they have been represented by counsel in connection with this Warrant. The Company and the Holder have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises under any provision of this Warrant, this Warrant shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its duly authorized officers and its corporate seal to be affixed hereto as of the date below written.


DATED: May 15, 2002                    ONCURE TECHNOLOGIES CORP.



[CORPORATE SEAL]                       By: /s/ Jeffrey A. Goffman
                                           ----------------------------
                                           Name:  Jeffrey A. Goffman
                                           Title: President and Chief Executive
                                                  Officer

ATTEST:

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------



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